Exhibit 99.1

News Release

ACCO BRANDS ANNOUNCES LEADERSHIP CHANGES

LAKE ZURICH, ILLINOIS, June 10, 2025 - ACCO Brands Corporation (NYSE: ACCO) -- the leader in branded consumer and office products -- announced changes to its senior executive leadership team, in connection with the multi-year restructuring and cost savings program initiated last year. These important moves are a continuation of the company’s efforts to simplify the operating structure and bring key leaders closer to the customer, and to better leverage our global sourcing capabilities.

Effective August 1, 2025, Patrick Buchenroth, Executive Vice President of ACCO Brands and President of the Americas segment will be leaving the company. The company will continue reporting two segments, the Americas segment and the International segment. Effective July 1, 2025, the Americas operating segment will be led by John “Jed” Peters, newly named Senior Vice President, ACCO Brands and President, North America, who will be leading the company’s commercial businesses in the U.S. and Canada, and Rubens Passos, Senior Vice President, who will be leading its businesses in Brazil, Mexico, Chile and export markets in Latin America.

Effective December 31, 2025, Cezary Monko, Executive Vice President of ACCO Brands and President of the International segment will begin his transition out of the company. Ard-Jen “AJ” Spijkervet has been appointed Senior Vice President, ACCO Brands and President, International effective January 1, 2026. Spijkervet will be responsible for all commercial activities in EMEA, Australia, New Zealand, Asia and the export markets in the Middle East and Africa.

“We are focused on delivering sustained, profitable sales growth, and our leadership team is committed to providing value to our customers and consumers. As we continue to optimize our cost structure and deliver best in class service, we are well positioned for the future. In addition, I would like to thank Pat and Cezary for their significant contributions to ACCO Brands and their leadership of our business,” said Tom Tedford, President and Chief Executive Officer of ACCO Brands.

Exhibit 99.1

Executive Biographies

Jed Peters

Jed Peters brings 27 years expertise in the office products industry and at ACCO Brands, starting as a management trainee at the company in 1998. During that time, Peters has developed deep relationships with our North American customer and consumer base through roles of increasing responsibilities within the marketing, sales and global product development functions. Most recently, he served as General Manager, U.S. School & Office Products and PowerA. Peters has an MBA from the Kellogg School of Management at Northwestern University and a Marketing degree from Notre Dame.

AJ Spijkervet

AJ Spijkervet has more than 30 years of international business experience. He joined ACCO Brands in 2016 as part of the Esselte acquisition where he held several key roles over his tenure, including Vice President of Marketing EMEA, Marketing & Sales in China, as well as Marketing Director for Central Europe. Spijkervet is currently serving as Vice President for Central Europe. Prior to Esselte/ACCO Brands, he worked in the consumer goods industry spanning International Sales & Marketing, Trade-& Brand-Marketing and Operations. Spijkervet earned a master’s degree in International Marketing & Strategy from the University of Groningen, Netherlands and a bachelor’s degree in Industrial Engineering from NHL Stenden University.

Rubens Passos

Rubens Passos has 40 years of international business experience, joining ACCO Brands in 2012 as part of the Mead Consumer and Office Products acquisition where he held key positions including CFO and President of the business in Brazil. He has served as SVP Latin America and is currently serving as SVP Latin America and interim General Manager for the business in Canada. Prior to Mead/ACCO Brands, he held key leadership positions working in Consumer Goods, Pulp & Paper and Telecom. Passos holds an MBA from the Fuqua School of Business at Duke University and an undergraduate degree in Economics from F.A.A.P. in Sao Paulo Brazil.

About ACCO Brands Corporation

ACCO Brands is the leader in branded consumer products that enable productivity, confidence and enjoyment while working, when learning and while playing. Our widely recognized brands include AT-A-GLANCE®, Five Star®, Kensington®, Leitz®, Mead®, PowerA®, Swingline®, Tilibra® and many others. More information about ACCO Brands Corporation (NYSE: ACCO) can be found at www.accobrands.com.

Exhibit 99.1

Forward-Looking Statements

Statements contained herein, other than statements of historical fact, particularly those anticipating future financial performance, business prospects, growth, strategies, business operations and similar matters, results of operations, liquidity and financial condition, and those relating to cost reductions and anticipated pre-tax savings and restructuring costs are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management based on information available to us at the time such statements are made. These statements, which are generally identifiable by the use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," "plan," and similar expressions, are subject to certain risks and uncertainties, are made as of the date hereof, and we undertake no duty or obligation to update them. Forward-looking statements are subject to the occurrence of events outside the Company's control and actual results and the timing of events may differ materially from those suggested or implied by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements when deciding whether to buy, sell or hold the Company’s securities.

Among the factors that could cause our actual results to differ materially from our forward-looking statements are: changes in trade policy and regulations, including changes in trade agreements and the imposition of tariffs, and the resulting consequences; global political and economic uncertainties; a limited number of large customers account for a significant percentage of our sales; sales of our products are affected by general economic and business conditions globally and in the countries in which we operate; risks associated with foreign currency exchange rate fluctuations; challenges related to the highly competitive business environment in which we operate; our ability to develop and market innovative products that meet consumer demands and to expand into new and adjacent product categories; our ability to successfully expand our business in emerging markets and the exposure to greater financial, operational, regulatory, compliance and other risks in such markets; the continued decline in the use of certain of our products; risks associated with seasonality, the sufficiency of investment returns on pension assets, risks related to actuarial assumptions, changes in government regulations and changes in the unfunded liabilities of a multi-employer pension plan; any impairment of our intangible assets; our ability to secure, protect and maintain our intellectual property rights, and our ability to license rights from major gaming console makers and video game publishers to support our gaming accessories business; our ability to grow profitably through acquisitions, and successfully integrate them; our ability to successfully execute our multi-year restructuring and cost savings program and realize the anticipated benefits; continued disruptions in the global supply chain; risks associated with inflation and other changes in the cost or availability of raw

Exhibit 99.1

materials, transportation, labor, and other necessary supplies and services and the cost of finished goods; risks associated with outsourcing production of certain of our products, information technology systems and other administrative functions; the failure, inadequacy or interruption of our information technology systems or its supporting infrastructure; risks associated with a cybersecurity incident or information security breach, including that related to a disclosure of personally identifiable information; risks associated with our indebtedness, including limitations imposed by restrictive covenants, our debt service obligations, and our ability to comply with financial ratios and tests; a change in or discontinuance of our stock repurchase program or the payment of dividends; product liability claims, recalls or regulatory actions; the impact of litigation or other legal proceedings; the impact of additional tax liabilities stemming from our global operations and changes in tax laws, regulations and tax rates; our failure to comply with applicable laws, rules and regulations and self-regulatory requirements, the costs of compliance and the impact of changes in such laws; our ability to attract and retain qualified personnel; the volatility of our stock price; risks associated with circumstances outside our control, including those caused by telecommunication failures, labor strikes, power and/or water shortages, public health crises, such as the occurrence of contagious diseases, severe weather events, war, terrorism and other geopolitical incidents; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other reports we file with the Securities and Exchange Commission.

For further information:

Christopher McGinnis Kori Reed

Investor Relations Media Relations

(847) 796-4320 224) 501-0406